Morgan Stanley Mid-Cap Value Fund
                          Item 77(O) 10F-3 Transactions
                         March 1, 2004 - August 31, 2004



 Security   Purcha  Size    Offeri    Total   Amount   % of    % of
Purchased    se/     of       ng     Amount     of    Offeri   Fund   Brokers
            Trade  Offeri    Price     of     Shares    ng      s
             Date    ng       of    Offering  Purcha  Purcha   Tota
                            Shares              sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
            5/6/04 44,000   $18.25  $803,000  70,000   0.16%   0.39    Morgan
                    ,000              ,000                      %     Stanley,
                                                                      Goldman
 Conseco                                                              Sachs &
   Inc.                                                              Co., Banc
                                                                     of America
                                                                     Securities
                                                                        LLC,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                        , JP
                                                                      Morgan,
                                                                      Lazard,
                                                                       Advest
                                                                       Inc.,
                                                                       Keefe,
                                                                     Bruyette &
                                                                       Woods